                                                                    EXHIBIT 24.1


                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, on behalf of Aviall, Inc., a Delaware Corporation (the "Company"), hereby constitutes and appoints Jeffrey J. Murphy, James E. O'Bannon, and Heather J. Haase and each of them, the true and lawful attorney or attorneys-in-fact, with full power of substitution and resubstitution, for the Company, to sign on behalf of the Company and on behalf of the undersigned in my capacity as an officer and/or a director of the Company, the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and to sign any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, to or with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, granting unto said attorney or attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have executed this Power of Attorney effective as of March 19, 1997.



/s/ HENRY A. McKINNELL
------------------------
Henry A. McKinnell

                                                                    EXHIBIT 24.1


                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, on behalf of Aviall, Inc., a Delaware Corporation (the "Company"), hereby constitutes and appoints Jeffrey J. Murphy, James E. O'Bannon, and Heather J. Haase and each of them, the true and lawful attorney or attorneys-in-fact, with full power of substitution and resubstitution, for the Company, to sign on behalf of the Company and on behalf of the undersigned in my capacity as an officer and/or a director of the Company, the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and to sign any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, to or with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, granting unto said attorney or attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have executed this Power of Attorney effective as of March 19, 1997.



/S/ CORNELIUS VAN DEN HANDEL
------------------------------
Cornelius Van Den Handel

                                                                    EXHIBIT 24.1


                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, on behalf of Aviall, Inc., a Delaware Corporation (the "Company"), hereby constitutes and appoints Jeffrey J. Murphy, James E. O'Bannon, and Heather J. Haase and each of them, the true and lawful attorney or attorneys-in-fact, with full power of substitution and resubstitution, for the Company, to sign on behalf of the Company and on behalf of the undersigned in my capacity as an officer and/or a director of the Company, the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and to sign any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, to or with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, granting unto said attorney or attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have executed this Power of Attorney effective as of March 19, 1997.



/S/ JACQUELINE K. COLLIER
---------------------------
Jacqueline K. Collier

                                                                    EXHIBIT 24.1


                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, on behalf of Aviall, Inc., a Delaware Corporation (the "Company"), hereby constitutes and appoints Jeffrey J. Murphy, James E. O'Bannon, and Heather J. Haase and each of them, the true and lawful attorney or attorneys-in-fact, with full power of substitution and resubstitution, for the Company, to sign on behalf of the Company and on behalf of the undersigned in my capacity as an officer and/or a director of the Company, the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and to sign any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, to or with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, granting unto said attorney or attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have executed this Power of Attorney effective as of March 19, 1997.



/s/ ERIC E. ANDERSON
-----------------------
Eric E. Anderson

                                                                    EXHIBIT 24.1


                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, on behalf of Aviall, Inc., a Delaware Corporation (the "Company"), hereby constitutes and appoints Jeffrey J. Murphy, James E. O'Bannon, and Heather J. Haase and each of them, the true and lawful attorney or attorneys-in-fact, with full power of substitution and resubstitution, for the Company, to sign on behalf of the Company and on behalf of the undersigned in my capacity as an officer and/or a director of the Company, the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and to sign any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, to or with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, granting unto said attorney or attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have executed this Power of Attorney effective as of March 19, 1997.



/s/ HENRY WENDT
----------------------
Henry Wendt

                                                                    EXHIBIT 24.1


                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, on behalf of Aviall, Inc., a Delaware Corporation (the "Company"), hereby constitutes and appoints Jeffrey J. Murphy, James E. O'Bannon, and Heather J. Haase and each of them, the true and lawful attorney or attorneys-in-fact, with full power of substitution and resubstitution, for the Company, to sign on behalf of the Company and on behalf of the undersigned in my capacity as an officer and/or a director of the Company, the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and to sign any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, to or with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, granting unto said attorney or attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have executed this Power of Attorney effective as of March 19, 1997.



/s/ DONALD R. MUZYKA
------------------------
Donald R. Muzyka

                                                                    EXHIBIT 24.1


                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, on behalf of Aviall, Inc., a Delaware Corporation (the "Company"), hereby constitutes and appoints Jeffrey J. Murphy, James E. O'Bannon, and Heather J. Haase and each of them, the true and lawful attorney or attorneys-in-fact, with full power of substitution and resubstitution, for the Company, to sign on behalf of the Company and on behalf of the undersigned in my capacity as an officer and/or a director of the Company, the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and to sign any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, to or with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, granting unto said attorney or attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have executed this Power of Attorney effective as of March 19, 1997.



/s/ ROBERT G. LAMBERT
-------------------------
Robert G. Lambert